                                    EXHIBIT 10.24



                               2000 STOCK INCENTIVE PLAN

                            2000 STOCK INCENTIVE PLAN

                        HYDROGEN BURNER TECHNOLOGY, INC.
                            A CALIFORNIA CORPORATION


                                  KEY FEATURES


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SIZE OF SHARE POOL                        1,575,000 Common Shares
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TYPES OF GRANTS                           Incentive Stock Options (ISOs)

                                          Nonstatutory Stock Options (NSOs)

                                          Shares of Restricted Stock
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ADMINISTRATION                            Compensation Committee
--------------------------------------------------------------------------------
ELIGIBILITY                               Employees

                                          Non-Employee Directors

                                          Consultants

                                          ISOs are available only to employees.
                                          Only natural persons can be
                                          consultants
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EXERCISE PRICE OF OPTIONS                 Minimum exercise price of ISOs is 100%
                                          of fair value at time of grant

                                          Minimum exercise price of NSOs is 85%
                                          of fair value at time of grant
--------------------------------------------------------------------------------
EARLY EXERCISE/REVERSE VESTING            Company intends to permit the exercise
                                          of unvested options, with option
                                          shares subject to repurchase at
                                          exercise price until vested
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VESTING OF OPTIONS                        Minimum vesting is 20% per year for
                                          five years after grant (not applicable
                                          to officers, directors and
                                          consultants)

                                          In general, options will vest over
                                          three years, but Committee may grant
                                          immediately vested option or extend
                                          vesting.

                                          33 1/3% vesting after a 12-month
                                          cliff, where vesting required, monthly
                                          increments thereafter.
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ACCELERATED VESTING                       No acceleration necessarily provided
                                          in the event of a change in control or
                                          upon termination without cause before
                                          or after a change in control. However,
                                          Committee intends to grant
                                          acceleration on change in control.
--------------------------------------------------------------------------------

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PAYMENT OF EXERCISE PRICE                 Cash "Stock swap" (paying the exercise
                                          price with shares already owned for at
                                          least six months)

                                          Same-day sale (only possible after an
                                          IPO)

                                          Margin loan (only possible after an
                                          IPO)

                                          Plan also allows the use of promissory
                                          notes, but Company does not intend to
                                          use that feature for now
--------------------------------------------------------------------------------
TERM OF OPTIONS                           Maximum term is 10 years (seven is
                                          intended generally)
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POST-TERMINATION EXERCISE GRACE PERIOD    3 months for normal employment
(MAY BE VARIED BY COMMITTEE)              termination

                                          3 years in case of disability, death,
                                          retirement after age 55 and completion
                                          of 5 years of service, or change in
                                          control

                                          No grace period in case of termination
                                          for cause
--------------------------------------------------------------------------------
SPECIAL RULES FOR 10% STOCKHOLDERS        Minimum exercise price of ISOs and
                                          NSOs is 110% of fair value at time of
                                          grant

                                          Maximum term of ISOs is 5 years
                                          (instead of 10)
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TRANSFER RESTRICTIONS                     Transfer only upon death or disability
                                          unless option agreement provides
                                          otherwise.  Option can only provide
                                          for the limited transferability
                                          permitted by California law.

                                          Company has right of first refusal on
                                          option shares

                                          Optionees are subject to market
                                          stand-off (lock-up) in the event of an
                                          IPO
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STOCKHOLDER APPROVAL                      Stockholder approval is required
                                          within 12 months after adoption of
                                          Plan (but should occur as soon as
                                          possible for accounting reasons)
--------------------------------------------------------------------------------
NON-COMPETITION AND CONFIDENTIALITY       Can forfeit award under certain
                                          circumstances.
--------------------------------------------------------------------------------
OUTSIDE DIRECTOR GRANTS                   7,000 shares as of 1999, 5,000 shares
                                          each year thereafter.
--------------------------------------------------------------------------------

                        HYDROGEN BURNER TECHNOLOGY, INC.




                            2000 STOCK INCENTIVE PLAN

                        HYDROGEN BURNER TECHNOLOGY, INC.

                            2000 STOCK INCENTIVE PLAN

                      ADOPTED BY THE BOARD ON APRIL 1, 2000
                          APPROVED BY SHAREHOLDERS [ ]



     1. PURPOSE.

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such persons to remain in the employ of the Company and to attract new employees with outstanding qualifications.

     The Plan provides for the direct grant or sale of Common Stock and for the grant of Options to purchase Common Stock. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options intended to qualify under section 422 of the Internal Revenue Code.

     2. DEFINITIONS.

     (a) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b)  "CHANGE IN CONTROL" shall mean any one of the following events:

               (i) The consummation of a merger, consolidation or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; provided, however, that in no event shall the initial public offering of the Company's common stock constitute a Change in Control; or

               (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

     (c)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" shall mean a committee consisting of one or more members of the Board that is appointed by the Board to administer the Plan.

     (e)  "COMMON STOCK" means the Company's common stock.

     (f) "COMPANY" shall mean Hydrogen Burner Technology Inc., a California corporation.

     (g) "CONFIDENTIAL INFORMATION" shall mean any information not generally known to he public, including, without limiting the generality of the foregoing, any customer lists, supplier lists, trade secrets, invention, formulas, methods or processes, whether or not patented or patentable, channels of distribution, business plans, pricing policies and records, financial information of any sort and inventory records of the Company or any affiliate (and such other information normally understood to be confidential or otherwise designated as such in writing by the Company or its subsidiaries). It is not necessary, however, that any information be formally designated as "confidential" if it falls within any of the foregoing categories and is not generally known to the public.

     (h) "CONSULTANT" shall mean an individual who performs bona fide services to the Company, a Parent or a Subsidiary other than as an Employee or a member of the Board.

     (i) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

     (j) "EXERCISE PRICE" shall mean the amount for which one share of Common Stock may be purchased upon exercise of an Option, as specified by the Board in the applicable Stock Option Agreement.

     (k) "FAIR MARKET VALUE" shall mean the fair market value of a share of Common Stock, as determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.

     (l) "INCENTIVE STOCK OPTION" or "ISO" shall mean an incentive stock option described in Code section 422(b).

     (m) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an Employee.

     (n) "NONSTATUTORY OPTION" or "NSO" shall mean a stock option that is not an ISO.

     (o) "OFFEREE" shall mean an individual to whom the Board has offered the right to acquire Common Stock other than upon exercise of an Option.

     (p) "OPTION" shall mean an ISO or NSO granted under the Plan entitling the holder to purchase Common Stock.

     (q)  "OPTIONEE" shall mean an individual who holds an Option.

     (r) "PARENT" shall have the meaning set forth in section 424(e) of the Code.

     (s)  "PLAN" shall mean this 2000 Stock Incentive Plan.

     (t) "PURCHASE PRICE" shall mean the consideration for which one share of Common Stock may be acquired under the Plan pursuant to a grant or sale under
Section 6, as specified by the Board.

     (u) "SERVICE" shall mean service as an Employee, Non-Employee Director or Consultant.

     (v) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to an Option.

     (w) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and an Offeree who acquires Common Stock under the Plan (other than pursuant to an Option) that contains the terms, conditions and restrictions pertaining to the acquisition of such Common Stock.

     (x) "SUBSIDIARY" shall have the meaning set forth in section 424(f) of the Code. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (y) "TEN PERCENT STOCKHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

     3.   ADMINISTRATION.

     (a) COMMITTEES OF THE BOARD. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to a Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. Any reference to the Board in the Plan shall be construed as a reference to the Committee (if any) to whom the Board has assigned a particular function.

     (b) AUTHORITY OF THE BOARD. Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board shall be final and binding on all parties who have an interest in the Plan or any option or shares issued thereunder.

     4.   ELIGIBILITY.

     (a) Only Employees, Non-Employee Directors and Consultants shall be eligible for the grant of Options or the direct grant or sale of Common Stock. Only Employees shall be eligible for the grant of ISOs.

     (b) The Board or its delegate shall cause shares of stock options to be issued to each Outside Director as soon as administratively feasible upon his or her election, re-election, continuance of a Director in the absence of an election, or appointment as a Director of the Company. The number of shares of stock options to be issued to Outside Directors shall be 7,000 with a Grant Date of January 15, 1999 and an exercise price of $5.00 per share, and 5,000 with a Grant Date of January 15, 2000 and an exercise price of $5.00 per share. Grants of 5,000 shares as of January 15 of each subsequent year shall be made with an exercise price of the then fair market value, as determined by the Board in good faith. The number of shares of stock options to be issued to an Outside Director who is elected or appointed at any time other than January 1 shall be 5,000 multiplied by a fraction, the numerator of which shall be the number of days remaining in the current year and the denominator of which shall be 365; provided, however, that in case of an Outside Director elected to the Board for the first time, the number of such options shall not be-prorated; and each such Outside Director shall receive 5,000 shares for the period of his service between the date of his election and January 1 or the next year.

     5.   STOCK SUBJECT TO PLAN.

     (a) BASIC LIMITATION. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued under the Plan shall not exceed one million five hundred seventy-five thousand (1,575 ,000) shares, subject to adjustment pursuant to Section 10.

     (b) ADDITIONAL SHARES. If any outstanding Option or other right to acquire Common Stock for any reason expires or is canceled, forfeited or otherwise terminated, the Common Stock allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to any right of repurchase or right of first refusal, such shares of Common Stock shall again be available for the purposes of the Plan, except such shares shall not be available for ISOs.

     6.   TERMS AND CONDITIONS OF GRANTS OR SALES.

     (a) STOCK PURCHASE AGREEMENT . Each grant or sale of Common Stock under the Plan other than upon exercise of an Option shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such grant or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Common Stock under the Plan other than an Option shall automatically expire if not exercised by the Offeree within the number of days specified by the Board and communicated to the Offeree. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (c) PURCHASE PRICE. The Purchase Price shall be established by the Board and set forth in the Stock Purchase Agreement and, to the extent required to comply with the California Corporations Code or the regulations thereunder, shall not be less than eighty-five percent (85%) of Fair Market Value (one hundred ten percent (110%) for Ten Percent Stockholders). The Purchase Price shall be payable in a form described in
Section 8 or, in the discretion of the Board, in consideration for past services rendered to the Company or for its benefit.

     (d) WITHHOLDING TAXES. As a condition to the purchase of Common Stock, the Offeree shall make such arrangements as the Board may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

     (e) RESTRICTIONS ON TRANSFER OF COMMON STOCK. No Common Stock granted or sold under the Plan may be sold, made the subject of any short sale or loan, hypothecated, pledged, optioned or otherwise transferred or disposed of by the Offeree for such period of time not to exceed one hundred eighty (180) days following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933, as amended, unless such restriction is consented to or waived by the managing underwriter. Subject to the preceding sentence, any Common Stock granted or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall apply in addition to any general restrictions that may apply to all holders of Common Stock. In particular, in the event the Common Stock becomes publicly tradable, the holder thereof shall observe trading rules established by the Committee (which for this purpose shall consist of two or more outside directors) for purposes of Section 16 of the Securities Exchange Act.

     7.   TERMS AND CONDITIONS OF OPTIONS.

     (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Common Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a NSO. To the extent that the aggregate Fair Market Value of the Common Stock subject to ISOs that are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as NSOs. For purposes of this Section 7(b), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

     (c) EXERCISE PRICE. An Option's Exercise Price shall be established by the Board and set forth in a Stock Option Agreement. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value (one hundred ten percent (110%) for Ten Percent Stockholders) on the date of grant. The Exercise Price of a NSO shall not be less than eight-five percent (85%) of the Fair Market Value (one hundred ten percent (110%) for Ten Percent Stockholders) on the date of grant. The Exercise Price shall be payable in a form described in Section 8. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that prescribed in this paragraph if the Option grant is attributable to the issuance or assumption of an option in a transaction to which Code section 424(a) applies.

     (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Common Stock acquired by exercising an Option.

     (e) VESTING/EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to vest or become exercisable. To the extent required to comply with the California Corporations Code or the regulations thereunder, an Option granted to Employees who are not officers shall vest and become exercisable no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Board in its sole discretion. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. A Stock Option Agreement may, but need not, provide for full or partial vesting in connection with a Change in Control.

     (f) TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant (five (5) years in the case of an ISO granted to a Ten Percent Stockholder). Subject to the preceding sentence, the Board at its sole discretion shall determine when an Option is to expire.

     (g) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (h) EXERCISE OF OPTIONS ON TERMINATION OF SERVICE. To the extent required to comply with the California Corporations Code or the regulations thereunder, each Stock Option Agreement shall provide that the Optionee shall have the right to exercise the Option following termination of the Optionee's Service, during the Option's term, for at least thirty (30) days following termination of Service for any reason except cause, death or disability, and for at least six
(6) months following termination of Service due to death or disability.

     (i) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (j) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares of Common Stock and at the same or a different Exercise Price. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

     (k) RESTRICTIONS ON TRANSFER. No shares of Common Stock issued upon exercise of an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933 (unless such restriction is consented to or waived by the managing underwriter). Subject to the preceding sentence, any Common Stock issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Common Stock generally. Any right to repurchase an Optionee's Common Stock at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as the schedule set forth in Subsection (e) above. Any such repurchase right may be exercised only within ninety (90) days after the termination of the Optionee's Service for cash or for cancellation of indebtedness incurred in purchasing the Common Stock. In the event the Common Stock becomes publicly tradable, the holder thereof shall observe trading rules established by the Committee (which for this purpose shall consist of two or more outside directors) for purposes of Section 16 of the Securities Exchange Act.

     8. CONFIDENTIALITY AND NON-COMPETITION: CONDUCT NOT IN THE INTEREST OF THE CORPORATION

     By accepting grants or sales of Common Stock or Options under the Plan and as a condition to the exercise of Options and the enjoyment of any of the benefits of the Plan, each Employee, Non-employee Director, or Consultant benefiting under the Plan ("Participants") agrees as follows:

     (a) Confidentiality - During the period of each Participant's Service (or the Participant's engaging in any other activity with or for the Company) and for a two year period thereafter, each Participant shall treat and safeguard as confidential and secret all Confidential Information received by such Participant at any time. Without the prior written consent of the Company, except as required by law, such Participant will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its subsidiaries. In the event that a Participant is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his grant or Option, judgment or recommendations concerning the Company or its subsidiaries as developed from the Confidential Information, Participant will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, Participant is, in the reasonable opinion of his counsel, compelled to disclose Confidential Information, Participant shall disclose only that portion of the Confidential Information which his counsel advises that he is compelled to disclose and will exercise best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

     (b) Non-Competition - During the period of employment with the Company or its subsidiaries and, for a two-year period thereafter (the "Non-Compete Period"), each Participant shall not, without prior written consent of the Board, do, directly or indirectly, any of the following:

          (1) own, manage, control or participate in the ownership, management, or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business which competes with the business of the Company or any of its subsidiaries (as such business is conducted during the term of such Participant's Service with the Company or its subsidiaries) in the geographical regions in which such business is conducted; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

          (2) employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee, officer or agent of the Company or any of its subsidiaries.

     In the event any court of competent jurisdiction should determine that the foregoing covenant of noncompetition is not enforceable because of the extent of the geographical area or the duration thereof, then the Company and the affected Participant hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties that the Company shall be afforded the maximum enforceable covenant of non-competition which may be available under the circumstances and applicable law.

(c) Each Participant acknowledges that remedies at law for any breach by him of this Section 8 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, each Participant acknowledges that upon his violation of any provisions of this Section 8, the Company will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. Each Participant further agrees, subject to the proviso at the end of this sentence, that if he violates any provision of this Section 8, he shall immediately forfeit any rights and benefits under this Plan and shall return to the

     Company any unexercised Options and shall return any shares of stock held by such Participant received upon exercise of any Option granted hereunder, together with any proceeds from sales of any shares of Stock received upon exercise of such Options, provided, however, that upon violation of subsection (b) of this Section, the forfeiture and return provisions contained in the sentence shall apply only to Options which have been exercised, and in any such case the proceeds of sales therefrom, during the six-month period immediately prior to the Participant's violation of subsection (b) of this Section 8. Nothing in this Section 8 will be deemed to limit, in any way, the remedies at law or in equity of the Company, for the breach by Participant of any of the provisions of this Section 8.

(d)  Each Participant agrees to provide written notice of the provisions of this
     Section 8 to any future potential employer of Participant, and the Company expressly reserves the right to provide such notice to such employer(s).

(e) If any provision or part of any provision of this Section 8 is held for any reason to be unenforceable, (i) the remainder of this Section 8 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision

     9.   FORMS OF PAYMENT.

     (a) GENERAL RULE. The entire Purchase Price or Exercise Price shall be payable in cash or cash equivalents acceptable to the Company at the time of exercise or purchase, except as otherwise provided in this Section 9.

     (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with Common Stock that has already been owned by the Optionee or the Optionee's representative for any time period specified by the Board and that are surrendered to the Company in good form for transfer. Such Common Stock shall be valued at Fair Market Value on the date when the new Common Stock is purchased under the Plan.

     (c) PROMISSORY NOTES. To the extent that a Stock Option Agreement or Stock Purchase agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Optionee pledge his or her Common Stock to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Common Stock be released to the Optionee until such note is paid in full, unless otherwise provided in the Stock Option Agreement or Stock Purchase Agreement.

     (d) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides, and if the Common Stock is publicly traded, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

      (e) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if the Common Stock is publicly traded, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Stock being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

     10.  ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

     (a) GENERAL. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Common Stock, a declaration of an extraordinary dividend payable in a form other than Common Stock in an amount that has a material effect on the value of Common Stock, a combination or consolidation of the outstanding Common Stock into a lesser number of shares, a recapitalization, a reclassification or a similar occurrence, the Board shall make appropriate adjustments in one or more of (i) the number of shares of Common Stock available for future grants of Options or other rights to acquire Common Stock under Section 5, (ii) the number of shares of Common Stock covered by each outstanding Option or other right to acquire Common Stock or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Common Stock.

     (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options or other rights to acquire Common Stock shall be subject to the agreement of merger or reorganization. Such agreement, without an Optionee's consent, may provide for:

          (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

          (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

          (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

          (iv) The cancellation of such outstanding Options to the extent not exercised before the merger or consolidation; provided, however, that such cancellation shall not occur unless the Optionee has received either an opportunity to exercise the vested portion of the Options prior to cancellation or a cash payment equal in value to the built-in option gain on the vested portion of the Options, less applicable withholding.

     (c) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option, or the number of shares subject to any other right to acquire Common Stock and/or the Exercise Price or Purchase Price. The grant of an Option or other right to acquire Common

Stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11.  LEGAL REQUIREMENTS.

     (a) RESTRICTIONS ON ISSUANCE. Common Stock shall not be issued under the Plan unless the issuance and delivery of such Common Stock complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency that the Company determines is necessary or advisable.

     (b) FINANCIAL REPORTS. To the extent required to comply with the California Corporations Code or the regulations thereunder, not less often than annually the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

     12.  NO EMPLOYMENT RIGHTS.

     No provision of the Plan, nor any Option granted or other right to acquire Common Stock granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee, Consultant or Non-Employee Director. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

     13.  DURATION AND AMENDMENTS.

     (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Option grants or other right to acquire Common Stock already made shall be null and void, and no additional Option grants or other right to acquire Common Stock shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board may amend or terminate the Plan at any time. Rights under any Option granted or other right to acquire Common Stock granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Optionee or Offeree. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (c) EFFECT OF AMENDMENT OR TERMINATION. No Common Stock shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Common Stock previously issued or Option previously granted under the Plan.

     14.  EXECUTION.

     To record the adoption of the Plan, the Company has caused its authorized officer to execute the same.

                                          Hydrogen Burner Technology, Inc.



                                          By
                                            -----------------------------------
                                                      David M. Moard

                                          Title  PRESIDENT
                                               --------------------------------

                                          Date  APRIL 1, 2000
                                               --------------------------------

                        HYDROGEN BURNER TECHNOLOGY, INC.

                            2000 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

     Hydrogen Burner Technology, Inc., a California corporation (the "Company"), hereby grants an option to purchase its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this Stock Option Agreement and in the Company's 2000 Stock Incentive Plan (the "Plan").

1.   GRANT INFORMATION

Date of Grant:                                  __________, 2000

Name of Optionee:

Optionee's Social Security Number:              ________-______-________

Type of Option:                                 __ Incentive ("ISO")
                                                __ Nonstatutory ("NSO")

Number of Shares of Common Stock:               ___________

Exercise Price per Share:                       $__________

Vesting Start Date:                             __________,  2000

Vesting Schedule:                               Subject to attached Terms and
                                                Conditions, the option shall
                                                vest as to 1/3 of the shares as
                                                of each January 1 following the
                                                Date of Grant if you are then in
                                                Service.

         BY SIGNING BELOW, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THIS STOCK OPTION AGREEMENT, INCLUDING THE ATTACHED TERMS AND CONDITIONS, NOTICE OF EXERCISE AND PLAN.


Optionee:
          ---------------------------------------------------------------------
                                   (Signature)

Company:
          ---------------------------------------------------------------------
                                   (Signature)

Title:
          ---------------------------------------------------------------------

2.   TERMS AND CONDITIONS

     (a) VESTING. Your option vests during your Service on the dates specified in the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     (b) SERVICE; LEAVES OF ABSENCE. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board. For purposes of your option, your Service does not terminate when you go on a BONA FIDE leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     (c) TERM OF OPTION. Your option expires on the day before the 7th anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

     (1) REGULAR TERMINATION. If your Service terminates for any reason except Cause, death, Disability, retirement or Change in Control, then your Option will expire at the close of business at Company headquarters three (3) months after your termination date, provided that such three month period shall be extended by nine months in the event it is the Company that terminates your Service.

     (2) CAUSE. If your Service terminates for cause (as defined by the Company and consistent with applicable law), your Option will expire immediately.

     (3) DEATH. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date three years after the date of death. During that three year period, your estate or heirs may exercise the vested portion of your Option.

     (4) DISABILITY. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date three years after your termination date. Disability shall have the meaning set forth in section 22(e)(3) of the Code.

     (5) RETIREMENT. If your Service terminates after the attainment of age 55 and completion of five years of Service with the Company and such termination is not for cause, and you do not thereafter become employed in the energy industry, then your Option will expire at the close of business at Company headquarters on the date three years after your termination date.

     (6) CHANGE IN CONTROL. If your Service terminates within three months before or after a Change in Control and primarily as a result of such Change in Control (as determined by the Company), then your Option will expire at the close of business at Company headquarters on the date three years after your termination date.

     (d)  EXERCISE OF OPTION.

     (1) LEGAL RESTRICTIONS. The Company will not permit you to exercise your option if the issuance of Common Stock at that time would violate any law or regulation. You represent and agree that the Common Stock to be acquired upon exercising your option will be acquired for investment, and not with a view to the sale or distribution thereof. If the sale of Common Stock under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

     (2) METHOD OF EXERCISE. To exercise your option, you must complete and file the Company's "Notice of Exercise" form at the address given on the form, together with full payment. The Notice of Exercise will be effective when it is received by the Company. If someone else wants to exercise your option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

     (3) FORM OF PAYMENT. When you submit a Notice of Exercise, you must include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

     -    Your personal check, a cashier's check or a money order.

     - Your delivery of shares of Common Stock that have been owned by you for at least six months (or such other period of time as may be necessary to avoid adverse accounting consequences to the Company).

     - To the extent that the Common Stock is publicly traded, your delivery, on a form prescribed by the Company, of an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Stock and to deliver all or part of the sales proceeds to the Company.

     - To the extent that the Common Stock is publicly traded, your delivery, on a form prescribed by the Company, of an irrevocable direction to pledge all or part of the Common Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

     (4) WITHHOLDING TAXES. You will not be allowed to exercise your option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Common Stock acquired upon exercise of your option.

     (e) EXERCISE OF OPTION BEFORE VESTING ("EARLY EXERCISE"). You may not exercise your option before it is vested.

     (f) CONFIDENTIALITY AND NON-COMPETITION: CONDUCT NOT IN THE INTEREST OF THE CORPORATION

     By accepting this Option Agreement and as a condition to the exercise of the Option, you agree as follows:

     (1) Confidentiality - During the period of your Service (or your engaging in any other activity with or for the Company) and for a two year period thereafter, you shall treat and safeguard as confidential and secret all Confidential Information received by you at any time. Without the prior written consent of the Company, except as required by law, you will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its subsidiaries. In the event that you are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to your Option, judgment or recommendations concerning the Company or its subsidiaries as developed from the Confidential Information, you will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, you are, in the reasonable opinion of your counsel, compelled to disclose Confidential Information, you shall disclose only that portion of the Confidential Information which your counsel advises that you are compelled to disclose and will exercise best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

     (2) Non-Competition - During the period of employment with the Company or its subsidiaries and, for a two-year period thereafter (the "Non-Compete Period"), you shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

          (A) own, manage, control or participate in the ownership, management, or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business which competes with the business of the Company or any of its subsidiaries (as such business is conducted during the term of your Service with the Company or its subsidiaries) in the geographical regions in which such business is conducted; provided. however. that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

          (B) employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee, officer or agent of the Company or any of its subsidiaries.

     In the event any court of competent jurisdiction should determine that the foregoing covenant of noncompetition is not enforceable because of the extent of the geographical area or the duration thereof, then the Company and you hereby agree to petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties that the Company shall be afforded the maximum enforceable covenant of non-competition which may be available under the circumstances and applicable law.

     (3) You acknowledge that remedies at law for any breach by you of this subsection (f) may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, you acknowledge that upon your violation of any provisions of this subsection (f), the Company will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. You further agree, subject to the proviso at the end of this sentence, that if you violate any provision of this subsection (f), you shall immediately forfeit any rights and benefits under this Option Agreement and shall return to the Company any unexercised Options hereunder and shall return any shares of stock held by you received upon exercise of any Option granted hereunder, together with any proceeds from sales of any shares of Stock received upon exercise of such Options, provided, however, that upon violation of paragraph (2) of this subsection
     (f), the forfeiture and return provisions contained in the sentence shall apply only to Options which have been exercised, and in any such case the proceeds of sales therefrom, during the six-month period immediately prior to your violation of subsection (f)(2) of this Section 2. Nothing in this subsection (f) will be deemed to limit, in any way, the remedies at law or in equity of the Company, for the breach by you of any of the provisions of this subsection (f).

     (4) You agree to provide written notice of the provisions of this subsection (f) to any future employer that proposes to employ you, and the Company expressly reserves the right to provide such notice to the such employer(s).

     (5) If any provision or part of any provision of this subsection (f) is held for any reason to be unenforceable, (i) the remainder of this subsection (f) shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

     (6) For purposes of this Agreement, "Confidential Information" means any information not generally known to he public, including, without limiting the generality of the foregoing, any customer lists, supplier lists, trade secrets, invention, formulas, methods or processes, whether or not patented or patentable, channels of distribution, business plans, pricing policies and records, financial information of any sort and inventory records of the Company or any affiliate (and such other information normally understood to be confidential or otherwise designated as such in writing by the Company or its subsidiaries). It is not necessary, however, that any information be formally designated as "confidential" if it falls within any of the foregoing categories and is not generally known to the public.

     (g) RESALE RESTRICTIONS/MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters, not to exceed one hundred eighty (180) days. To enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period. You may not sell any Common Stock at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale. In particular, you shall confine trading in Common Stock to those windows established by the Committee for purposes of Section 16 of the Securities Exchange Act, in the event the Common Stock becomes publicly tradable.

     (h) RIGHT OF FIRST REFUSAL. If you propose to sell, pledge or otherwise transfer to a third party any Common Stock acquired under this Stock Option Agreement, or any interest in such Common Stock, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Common Stock. If you desire to transfer Common Stock acquired under this Stock Option Agreement, you must give a written notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Common Stock. The Company shall have the right to purchase all, and not less than all, of the Common Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

     If the Company fails to exercise its Right of First Refusal before or within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that if the Transfer Notice provided that payment for the Common Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

     The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Common Stock. The Company's right of First Refusal shall terminate if the Company's Common Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

     (i) TRANSFER OF OPTION. Prior to your death, only you may exercise your option. You cannot transfer or assign your option. For instance, you may not sell your option or use it as security for a loan. If you attempt to do any of these things, your option will immediately become invalid. You may, however, dispose of your option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

     (j) NO RETENTION RIGHTS. Your option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     (k) SHAREHOLDER RIGHTS. You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your fully vested Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     (l) ADJUSTMENTS TO COMMON STOCK. In the event of a stock split, a stock dividend or a similar change in the Company's Common Stock, the number of shares covered by your option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger or consolidation in the event the Company is subject to such corporate activity, as described in the Plan.

     (m) LEGENDS. All certificates representing the Common Stock issued upon exercise of your option shall, where applicable, have endorsed thereon any legends required by applicable law, including the following legends:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED

     PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

     (n) APPLICABLE LAW. This Agreement will be interpreted and enforced under the laws of the State of California.

     (o) INCORPORATION OF PLAN BY REFERENCE. The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

     This Agreement and the Plan constitute the entire understanding between you and the Company regarding your option. Any prior agreements, commitments or negotiations concerning your option are superseded.

                               NOTICE OF EXERCISE
                               (exercise by check)

HYDROGEN BURNER TECHNOLOGY, INC.
3925 Vernon Street
Long Beach, California   90815-1727
Attn:  Larry Frost

         Re:  Exercise of Stock Option

Dear Sir or Madam:

     Pursuant to the Stock Option Agreement dated __________, 20__ (the "Stock Option Agreement") and the Company's 2000 Stock Incentive Plan (the "Plan"), I hereby elect to purchase _____________ shares of the Common Stock of the Company at aggregate exercise price of $__________. I enclose payment by my check in the amount of $ ; ______________

         The Common Stock is to be issued and registered in the name(s) of:

                               --------------------------

                               --------------------------

     I understand that there may be tax consequences as a result of the purchase or disposition of the Common Stock, and I have consulted with any tax consultants I wished to consult and I am not relying on the Company for any tax advice. I understand that my exercise is governed by my Stock Option Agreement and the Plan and agree to abide by and be bound by their terms and conditions. I represent that the Common Stock is being acquired solely for my own account and not as a nominee for any other party, or for investment, and that I will not offer, sell or otherwise dispose of any such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

      Dated:  __________, 20__.


                                                   -----------------------------
                                                            (Signature)


                                                   -----------------------------
                                                         (Please Print Name)


                                                   -----------------------------
                                                   -----------------------------
                                                              (Address)

             TAX CONSEQUENCES RELATED TO YOUR INCENTIVE STOCK OPTION

     THIS MEMORANDUM IS PROVIDED TO YOU MERELY AS A SERVICE AND IS NOT MEANT TO ADVISE YOU AS TO YOUR PERSONAL TAX SITUATION. YOU SHOULD CONTACT YOUR PERSONAL LEGAL OR TAX ADVISERS WITH RESPECT TO THE STATE AND FEDERAL INCOME TAX TREATMENT OF PURCHASING AND DISPOSING OF YOUR STOCK.

INTERNAL REVENUE CODE SECTIONS

     Section 421 of the Internal Revenue Code (the "Code") provides rules for the tax treatment of "incentive stock options"("ISOs"), as that term is defined by Section 422 of the Code. Section 83 of the Code provides special rules for the tax treatment of property which is received in connection with the performance of services and which is subject to vesting.

ISO TAX TREATMENT - USUALLY NO TAX UNTIL YOU SELL YOUR STOCK

     Your option is intended to be an ISO. If you hold the stock you are purchasing under your option for more than two (2) years from the date of grant AND more than one (1) year from the date of exercise, upon any subsequent sale or other disposition of such shares you will have capital gains or loss. Capital gains are taxed at reduced rates if you held the shares for more than 1 year (20% federal rate).

     If you sell or dispose of the stock within two (2) years from the date of grant OR within 1 year from the date of exercise (a "disqualifying disposition"), the special capital gains tax treatment of Code Section 421 will not apply. GENERALLY, in that event, you will recognize taxable ordinary income in an amount equal to the lesser of: (i) the excess of the fair market value of the shares at the time of exercise over the exercise price of the option, or
(ii) your actual gain on the purchase and sale. The gain (if any) in excess of the amount of ordinary income recognized, or the loss (if any) will be a capital gain or loss. An exception to this general rule applies if your stock is subject to the company's repurchase right (see "Early Exercise" below).

ALTERNATIVE MINIMUM TAX - POTENTIAL TAX AT EXERCISE

     The alternative minimum tax is a separately computed tax that is imposed only if and to the extent it exceeds your regular tax for the taxable year. Basically, the alternative minimum tax is an amount equal to twenty-six percent (26%) of your "alternative minimum taxable income" for the year of up to $175,000 and twenty-eight percent (28%) of any excess ($87,500 in the case of a married individual filing a separate return). "Alternative minimum taxable income" generally is determined by (i) reducing adjusted gross income by an exemption amount ($45,000 for joint declarations and $33,750 for single taxpayers, less $0.25 for each dollar of alternative minimum taxable income in excess of $150,000 or $112,500, respectively) and certain specifically defined deductions, and (ii) by adding to the amount so calculated certain tax preference items and other adjustments.

     As a general rule, WHEN YOU EXERCISE AN ISO, the excess of the (1) fair market value of the stock acquired on the date of exercise over (2) the exercise price (the "spread") is added to your alternative minimum taxable income.

                        HYDROGEN BURNER TECHNOLOGY, INC.

                            2000 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

                    (WITH EXERCISE BEFORE VESTING PERMITTED)

     Hydrogen Burner Technology, Inc., a California corporation (the "Company"), hereby grants an option to purchase its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this Stock Option Agreement and in the Company's 2000 Stock Incentive Plan (the "Plan").

     3.   GRANT INFORMATION

Date of Grant:                                  __________, 20__

Name of Optionee:

Optionee's Social Security Number:              ________-______-________

Type of Option:                                 __ Incentive ("ISO")
                                                __ Nonstatutory ("NSO")

Number of Shares of Common Stock:               ___________

Exercise Price per Share:                       $__________

Vesting Start Date:                             __________, 20__

Vesting Schedule:                               Subject to attached Terms and
                                                Conditions, the option shall
                                                vest as to 1/3 of the shares as
                                                of each January 1 following the
                                                Date of Grant if you are then
                                                in Service.

         BY SIGNING BELOW, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THIS STOCK OPTION AGREEMENT, INCLUDING THE ATTACHED TERMS AND CONDITIONS, NOTICE OF EXERCISE AND PLAN.

Optionee:
         -----------------------------------------------------------------------
                                   (Signature)

Company:
         -----------------------------------------------------------------------
                                   (Signature)
Title:
         -----------------------------------------------------------------------

     1.   TERMS AND CONDITIONS

     (a) VESTING. Your option vests during your Service on the dates specified in the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     (b) SERVICE; LEAVES OF ABSENCE. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board. For purposes of your option, your Service does not terminate when you go on a BONA FIDE leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     (c) TERM OF OPTION. Your option expires on the day before the 7th anniversary of the Date of Grant, and will expire earlier if your Service terminates as follows:

     (1) REGULAR TERMINATION. If your Service terminates for any reason except Cause, death, Disability, retirement or Change in Control, then your Option will expire at the close of business at Company headquarters three (3) months after your termination date, provided that such three month period shall be extended by nine months in the event it is the Company that terminates your Service.

     (2) CAUSE. If your Service terminates for cause (as defined by the Company and consistent with applicable law), your Option will expire immediately.

     (3) DEATH. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date three years after the date of death. During that three year period, your estate or heirs may exercise the vested portion of your Option.

     (4) DISABILITY. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date three years after your termination date. Disability shall have the meaning set forth in section 22(e)(3) of the Code.

     (5) RETIREMENT. If your Service terminates after the attainment of age 55 and completion of five years of Service with the Company and such termination is not for cause, and you do not thereafter become employed in the energy industry, then your Option will expire at the close of business at Company headquarters on the date three years after your termination date.

     (6) CHANGE IN CONTROL. If your Service terminates within three months before or after a Change in Control and primarily as a result of such Change in Control (as determined by the Company), then your Option will expire at the close of business at Company headquarters on the date three years after your termination date.

     (d)  EXERCISE OF OPTION.

          (1) LEGAL RESTRICTIONS. The Company will not permit you to exercise your option if the issuance of Common Stock at that time would violate any law or regulation. You represent and agree that the Common Stock to be acquired upon exercising your option will be acquired for investment, and not with a view to the sale or distribution thereof. If the sale of Common Stock under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

          (2) METHOD OF EXERCISE. To exercise your option, you must complete and file the Company's "Notice of Exercise" form at the address given on the form, together with full payment. The Notice of Exercise will be effective when the Company receives it. If someone else wants to exercise your option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

          (3) FORM OF PAYMENT. When you submit a Notice of Exercise, you must include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

     -    You're personal check, a cashier's check or a money order.

     - Your delivery of shares of Common Stock that have been owned by you for at least six months (or such other period of time as may be necessary to avoid adverse accounting consequences to the Company).

     - To the extent that the Common Stock is publicly traded, your delivery, on a form prescribed by the Company, of an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Stock and to deliver all or part of the sales proceeds to the Company.

     - To the extent that the Common Stock is publicly traded, your delivery, on a form prescribed by the Company, of an irrevocable direction to pledge all or part of the Common Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

          (4) WITHHOLDING TAXES. You will not be allowed to exercise your option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Common Stock acquired upon exercise of your option.

     (e) EXERCISE OF OPTION BEFORE VESTING ("EARLY EXERCISE"). You may exercise your option before it is fully vested.

     Common Stock received upon the exercise of the unvested portion of your option shall be subject to the Company's right of repurchase, which right of repurchase shall lapse at the rate and at such times the option would have vested had there been no exercise. The Company's right of repurchase shall terminate ninety (90) days after the later of (a) your Service termination or
(b) your date of exercise.

     The certificates for the Common Stock subject to the Company's right of repurchase shall be deposited in escrow with the Secretary of the Company to be held as described herein. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached. The deposited certificates, shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below.

     All regular cash dividends on the Common Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, any new, substituted or additional securities or other property which is by reason of such transaction distributed shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Common Stock is at the time subject to the escrow requirements hereof.

     The Common Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

     - As your interest in the Common Stock vests, the certificates for such vested Common Stock shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:

          - The initial release of any vested Common Stock (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve
               (12) month period measured from the Vesting Start Date.

          - Subsequent releases of any vested Common Stock from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur twenty-four (24) months after the Vesting Start Date.

          - Upon termination of your Service, any escrowed Common Stock in which you are at the time vested shall be promptly released from escrow.

     - Should the Company exercise its right of repurchase with respect to any unvested Common Stock held at the time in escrow hereunder, then the escrowed certificates for such unvested Common Stock shall, concurrently with the payment of the purchase price for such Common Stock, be surrendered to the

          Company for cancellation, and you shall have no further rights with respect to such Common Stock.

     - Should the Company elect not to exercise its right of repurchase with respect to any Common Stock held at the time in escrow hereunder, then the escrowed certificates for such Common Stock shall be surrendered to you.

     (f) CONFIDENTIALITY AND NON-COMPETITION: CONDUCT NOT IN THE INTEREST OF THE CORPORATION

     By accepting this Option Agreement and as a condition to the exercise of the Option, you agree as follows:

     (1) Confidentiality - During the period of your Service (or your engaging in any other activity with or for the Company) and for a two year period thereafter, you shall treat and safeguard as confidential and secret all Confidential Information received by you at any time. Without the prior written consent of the Company, except as required by law, you will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its subsidiaries. In the event that you are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to your Option, judgment or recommendations concerning the Company or its subsidiaries as developed from the Confidential Information, you will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, you are, in the reasonable opinion of your counsel, compelled to disclose Confidential Information, you shall disclose only that portion of the Confidential Information which your counsel advises that you are compelled to disclose and will exercise best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

     (2) Non-Competition - During the period of employment with the Company or its subsidiaries and, for a two-year period thereafter (the "Non-Compete Period"), you shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

          (A) own, manage, control or participate in the ownership, management, or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business which competes with the business of the Company or any of its subsidiaries (as such business is conducted during the term of your Service with the Company or its subsidiaries) in the geographical regions in which such business is conducted; provided. however. that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

          (B) employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee, officer or agent of the Company or any of its subsidiaries.

     In the event any court of competent jurisdiction should determine that the foregoing covenant of noncompetition is not enforceable because of the extent of the geographical area or the duration thereof, then the Company and you hereby agree to petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties that the Company shall be afforded the maximum enforceable covenant of non-competition which may be available under the circumstances and applicable law.

     (3) You acknowledge that remedies at law for any breach by you of this subsection (f) may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, you acknowledge that upon your violation of any provisions of this subsection (f), the Company will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. You further agree, subject to the proviso at the end of this sentence, that if you violate any provision of this subsection (f), you shall immediately forfeit any rights and benefits under this Option Agreement and shall return to the Company any unexercised Options hereunder and shall return any shares of stock held by you received upon exercise of any Option granted hereunder, together with any proceeds from sales of any shares of Stock received upon exercise of such Options, provided, however, that upon violation of paragraph (2) of this subsection
     (f), the forfeiture and return provisions contained in the sentence shall apply only to Options which have been exercised, and in any such case the proceeds of sales therefrom, during the six-month period immediately prior to your violation of subsection (f)(2) of this Section 2. Nothing in this subsection (f) will be deemed to limit, in any way, the remedies at law or in equity of the Company, for the breach by you of any of the provisions of this subsection (f).

     (4) You agree to provide written notice of the provisions of this subsection (f) to any future employer that proposes to employ you, and the Company expressly reserves the right to provide such notice to the such employer(s).

     (5) If any provision or part of any provision of this subsection (f) is held for any reason to be unenforceable, (i) the remainder of this subsection (f) shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

     (6) For purposes of this Agreement, "Confidential Information" means any information not generally known to he public, including, without limiting the generality of the foregoing, any customer lists, supplier lists, trade secrets, invention, formulas, methods or processes, whether or not patented or patentable, channels of distribution, business plans, pricing policies and records, financial information of any sort and inventory records of the Company or any affiliate (and such other information normally understood to be confidential or otherwise designated as such in writing by the Company or its subsidiaries). It is not necessary, however, that any information be formally designated as "confidential" if it falls within any of the foregoing categories and is not generally known to the public.

     (g) RESALE RESTRICTIONS/MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters, not to exceed one hundred eighty (180) days. To enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period. You may not sell any Common Stock at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale. In particular, you shall confine trading in Common Stock to those windows established by the Committee for purposes of Section 16 of the Securities Exchange Act, in the event the Common Stock becomes publicly tradable.

     (h) RIGHT OF FIRST REFUSAL. If you propose to sell, pledge or otherwise transfer to a third party any Common Stock acquired under this Stock Option Agreement, or any interest in such Common Stock, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Common Stock. If you desire to transfer Common Stock acquired under this Stock Option Agreement, you must give a written notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Common Stock. The Company shall have the right to purchase all, and not less than all, of the Common Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

     If the Company fails to exercise its Right of First Refusal before or within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that if the Transfer Notice provided that payment for the Common Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

     The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Common Stock. The Company's right of First Refusal shall terminate if the Company's Common Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

     (i) TRANSFER OF OPTION. Prior to your death, only you may exercise your option. You cannot transfer or assign your option. For instance, you may not sell your option or use it as security for a loan. If you attempt to do any of these things, your option will immediately become invalid. You may, however, dispose of your option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

     (j) NO RETENTION RIGHTS. Your option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     (k) SHAREHOLDER RIGHTS. You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your fully vested Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     (l) ADJUSTMENTS TO COMMON STOCK. In the event of a stock split, a stock dividend or a similar change in the Company's Common Stock, the number of shares covered by your option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger or consolidation in the event the Company is subject to such corporate activity, as described in the Plan.

     (m) LEGENDS. All certificates representing the Common Stock issued upon exercise of your option shall, where applicable, have endorsed thereon any legends required by applicable law, including the following legends:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPUR-

          CHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

     (n) APPLICABLE LAW. This Agreement will be interpreted and enforced under the laws of the State of California.

     (o) INCORPORATION OF PLAN BY REFERENCE. The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

     This Agreement and the Plan constitute the entire understanding between you and the Company regarding your option. Any prior agreements, commitments or negotiations concerning your option are superseded.

                               NOTICE OF EXERCISE
                               (exercise by check)

Hydrogen Burner Technology, Inc.
3925 Vernon Street
Long Beach, California  90815-1727
Attn:  Larry Frost

         Re:  Exercise of Stock Option

Dear Sir or Madam:

     Pursuant to the Stock Option Agreement dated __________, 20__ (the "Stock Option Agreement") and the Company's 2000 Stock Incentive Plan (the "Plan"), I hereby elect to purchase _____________ shares of the Common Stock of the Company at aggregate exercise price of $__________. I enclose payment and other documents (check all that are applicable):

         /_/      My check in the amount of $___________;

         /_/ If I am exercising an unvested option, I also enclose an executed Assignment Separate from Certificate. I am aware of the tax consequences of exercising before my options is vested, including the requirement that I file any election under Section 83(b) of the Internal Revenue Code within 30 days of my exercise.

         The Common Stock is to be issued and registered in the name(s) of:

                           --------------------------

                           --------------------------

     I understand that there may be tax consequences as a result of the purchase or disposition of the Common Stock, and I have consulted with any tax consultants I wished to consult and I am not relying on the Company for any tax advice. I understand that my exercise is governed by my Stock Option Agreement and the Plan and agree to abide by and be bound by their terms and conditions. I represent that the Common Stock is being acquired solely for my own account and not as a nominee for any other party, or for investment, and that I will not offer, sell or otherwise dispose of any such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         Dated:  __________, 2000.


                                                    ----------------------------
                                                           (Signature)


                                                    ----------------------------
                                                         (Please Print Name)


                                                    ----------------------------
                                                    ----------------------------
                                                               (Address)

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED and pursuant to that certain Stock Option Agreement dated as of __________, 20__, the undersigned hereby sells, assigns and transfers unto ___________________________ (__________) shares of the Common
Stock of Hydrogen Burner Technology Inc., a California corporation, standing in the undersigned's name on the books of said corporation represented by certificate No. _________ herewith, and does hereby irrevocably constitute and appoint ________________________________________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

         Dated:  __________, 20__.



                                                    ----------------------------
                                                              Signature


                                                    ----------------------------
                                                              Print Name

             TAX CONSEQUENCES RELATED TO YOUR INCENTIVE STOCK OPTION

     THIS MEMORANDUM IS PROVIDED TO YOU MERELY AS A SERVICE AND IS NOT MEANT TO ADVISE YOU AS TO YOUR PERSONAL TAX SITUATION OR WHETHER OR NOT TO MAKE AN 83(B) ELECTION. YOU SHOULD CONTACT YOUR PERSONAL LEGAL OR TAX ADVISERS WITH RESPECT TO THE STATE AND FEDERAL INCOME TAX TREATMENT OF PURCHASING AND DISPOSING OF YOUR STOCK.

INTERNAL REVENUE CODE SECTIONS

     Section 421 of the Internal Revenue Code (the "Code") provides rules for the tax treatment of "incentive stock options"("ISOs"), as that term is defined by Section 422 of the Code. Section 83 of the Code provides special rules for the tax treatment of property which is received in connection with the performance of services and which is subject to vesting.

ISO TAX TREATMENT - USUALLY NO TAX UNTIL YOU SELL YOUR STOCK

     Your option is intended to be an ISO. If you hold the stock you are purchasing under your option for more than two (2) years from the date of grant AND more than one (1) year from the date of exercise, upon any subsequent sale or other disposition of such shares you will have capital gains or loss. Capital gains are taxed at reduced rates if you held the shares for more than 1 year (20% federal rate).

     If you sell or dispose of the stock within two (2) years from the date of grant OR within 1 year from the date of exercise (a "disqualifying disposition"), the special capital gains tax treatment of Code Section 421 will not apply. GENERALLY, in that event, you will recognize taxable ordinary income in an amount equal to the lesser of: (i) the excess of the fair market value of the shares at the time of exercise over the exercise price of the option, or
(ii) your actual gain on the purchase and sale. The gain (if any) in excess of the amount of ordinary income recognized, or the loss (if any) will be a capital gain or loss. An exception to this general rule applies if your stock is subject to the company's repurchase right (see "Early Exercise" below).

ALTERNATIVE MINIMUM TAX - POTENTIAL TAX AT EXERCISE

     The alternative minimum tax is a separately computed tax that is imposed only if and to the extent it exceeds your regular tax for the taxable year. Basically, the alternative minimum tax is an amount equal to twenty-six percent (26%) of your "alternative minimum taxable income" for the year of up to $175,000 and twenty-eight percent (28%) of any excess ($87,500 in the case of a married individual filing a separate return). "Alternative minimum taxable income" generally is determined by (i) reducing adjusted gross income by an exemption amount ($45,000 for joint declarations and $33,750 for single taxpayers, less $0.25 for each dollar of alternative minimum taxable income in excess of $150,000 or $112,500, respectively) and certain specifically defined deductions, and (ii) by adding to the amount so calculated certain tax preference items and other adjustments.

     As a general rule, WHEN YOU EXERCISE AN ISO, the excess of the (1) fair market value of the stock acquired on the date of exercise over (2) the exercise price (the "spread") is added to your alternative minimum taxable income.

EARLY EXERCISE - EXERCISE BEFORE VESTING

     If your option agreement permits you to "early exercise," you can exercise an UNVESTED option and, instead, receive unvested stock. Unvested stock is stock that the Company can buy back from you at the price you paid. The unvested stock will become vested - meaning that the Company's buy-back right lapses - as the option would have vested.

     The main reasons for exercising before you are vested are: (i) to minimize the ordinary income portion (and maximize the capital gains portion) of your option gain and (ii) to minimize your alternative minimum tax liability. To gain these tax advantages, you must file an 83(b) election within thirty (30) days after your exercise.

ALTERNATIVE MINIMUM TAX CONSEQUENCES OF EARLY EXERCISE

     If you early exercise and do not file an 83(b) election, the addition to your alternative minimum taxable income is not calculated on the date of exercise. Instead, it is calculated on the date your stock vests. This means that the excess of (i) the fair market value of the stock on the DATE OF VESTING over (ii) the option exercise price, will be included in alternative minimum taxable income for the year in which the date of vesting occurs.

     However, if you make a valid 83(b) election within THIRTY (30) DAYS FROM THE DATE OF EXERCISE, you can use the fair market value on the date of exercise (determined without regard to the repurchase option) to calculate any potential alternative minimum tax in the year of exercise. Thus, if you early exercise while the fair market value of the stock is low and make an 83(b) election, you can minimize your potential alternative minimum tax liability.

ORDINARY INCOME TAX CONSEQUENCES OF EARLY EXERCISE

     If you early exercise and do not file an 83(b) election, upon a disqualifying disposition you will have ordinary income equal to the excess of
(i) the fair market value of the shares ON THE DATE(S) YOUR RIGHTS IN THE SHARES "VESTED" over (ii) the exercise price. The amount of ordinary income recognized will normally be limited to your gain. Any gain that is not taxed as ordinary income will be capital gain.

     Because Section 83 is used to measure ordinary income following a disqualifying disposition, it may be possible to make an election under Section 83(b) of the Code within 30 days of the exercise of your option, so that the ordinary income you recognize upon a disqualifying disposition will be no greater than the spread between (i) the option exercise price, and (ii) the value of the stock ON THE DATE OF EXERCISE (rather than the date the option vests). Thus, if you exercise early and file an 83(b) election, any increase in the fair market value of the stock after the date of exercise would be capital gain.

     However, because there is no express IRS authority advising that an 83(b) election can limit the recognition of ordinary income upon a disqualifying disposition, you should consult with your tax advisor before relying on such an election.

     YOU HAVE ONLY THIRTY (30) DAYS FROM THE DATE OF EXERCISE TO FILE THE ELECTION.

INSTRUCTIONS FOR FILING ELECTIONS

     Attached is a form of election under Section 83(b). If you wish to make the election described above, you should complete, sign and date the election and then proceed as follows:

          (A)  Make four (4) copies of the completed election.

          (B) Mail the signed original election to the IRS Service Center with whom you file your federal income tax return. This should be mailed via certified mail, return receipt requested. This election SHOULD BE SENT IMMEDIATELY, as you have only thirty (30) days from the date of purchase to make the election; no waivers, late filings or extensions are permitted. See http://www.irs.ustreas.gov/prod/where_file/index.html for a listing of IRS Service Centers.

          (C) Deliver one (1) copy of the completed election to the Company for its files.

          (D) Attach one (1) copy of the election to your IRS Personal Income Tax Return (Form 1040) when you file it next year.

          (E) Attach one (1) copy of the election to your California income tax return (Form 540) when you file it next year (assuming you file a California income tax return).

          (F) Retain one (1) copy of the election for your personal permanent records.

     A separate 83(b) election is not required to be filed in California if you file a federal Section 83(b) election.

         IT IS YOUR RESPONSIBILITY, NOT THE COMPANY'S, TO MAKE SURE THAT THE ELECTION IS PROPERLY MAILED TO THE TAXING AUTHORITIES AND ATTACHED TO YOUR TAX RETURN FILED NEXT YEAR.

     Remember, that, if you desire to make the election, a separate election must be made with regard to the exercise of each portion of your option if any of the stock acquired is subject to a risk of forfeiture.

Internal Revenue Service Center

--------------------------------------
--------------------------------------

          Re: Protective Election Under Section 83(b) of the Internal Revenue Code of 1986

Ladies and Gentlemen:

     I hereby made a protective election under section 83(b) of the Internal Revenue Code of 1986 to include in gross income on the date of transfer any excess of fair market value over purchase price with respect to the transfer of the property described below:

1.   Name:

2.   Address:


3.   Social Security Number:

4.   Tax Year of Election: Calendar Year of .

5. Description of Property: _________ shares of Common Stock of Hydrogen Burner Technology, Inc., (the "Company").

6.   Date of Property Transfer: _________.

7. Nature of Property Restrictions: Property is subject to the Company's right to repurchase the stock at the undersigned's original purchase price if the undersigned ceases to be associated with the Company, which right will generally lapse over a designated vesting period.

8. Fair Market Value at the Time of Transfer: $_________ per share for an aggregate of $_________. The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9. Amount Paid for Property: $_________ per share for an aggregate of $_________.

10. A copy of this election has been furnished to the Company, the person for whom the services are performed.


                                                Sincerely,_____________________